UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 4, 2004
                                                         ----------------


                               Acadia Realty Trust
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             (Exact name of registrant as specified in its charter)


         Maryland                      1-12002                23-2715194
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification No.)



1311 Mamaroneck Avenue, Suite 260
White Plains, New York                                10605
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(Address of principal executive offices)              Zip Code)


                                 (914) 288-8100
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              (Registrant's Telephone Number, including area code)


                                 Not applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 8.01.   Other Events.

        On November 4, 2004, the Registrant entered into an Underwriting Agreement, dated as of November 4, 2004 (the "Underwriting Agreement"), with Citigroup Global Markets Inc. (the "Underwriter"), Yale University, The Yale University Retirement Plan for Staff Employees and Kenneth F. Bernstein, with respect to the offering of an aggregate of 3,000,000 shares of the Registrant's common shares of beneficial interest, par value $0.001 per share ("Common Shares") by the Registrant (1,890,000 Common Shares), Yale University (954,225 Common Shares), The Yale University Retirement Plan for Staff Employees (45,775 Common Shares) and Kenneth F. Bernstein (110,000 Common Shares) (the "Offering"), and up to an additional 450,000 Common Shares which may be issued and sold pursuant to the Underwriter's over-allotment option, pursuant to effective registration statements and supplemented by a prospectus supplement dated November 4, 2004. The Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

        On November 4, 2004, the Registrant issued a press release announcing the Offering (the "Press Release"). A copy of the Press Release is attached as
Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

        (c) Exhibits


            Exhibit No.     Description
            -----------     -----------

                1.1         Underwriting Agreement, dated November 4, 2004.

                99.1        Press Release









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                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   By:        ACADIA REALTY TRUST


Date: November 8, 2004
                                   By:      /s/ Mike Nelsen
                                            ------------------------------------
                                   Name:    Mike Nelsen
                                   Title:   Senior Vice President and Chief
                                            Financial Officer






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                                  EXHIBIT INDEX



                  Exhibit No.     Description
                  -----------     -----------

                  1.1            Underwriting Agreement, dated November 4, 2004.

                  99.1           Press Release